Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2017 USD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2016 USD ($)	Dec. 31, 2016 TWD ($)	Dec. 31, 2015 TWD ($)	Dec. 31, 2014 TWD ($)
Cash and cash equivalents [Abstract]
Cash on hand		$ 4,360		$ 3,717
Checking and savings accounts		21,699,357		17,840,926
Time deposits		50,711,803		33,546,190
Repurchase agreements collateralized by government and corporate bonds		9,259,052		6,188,148
Total	$ 2,755,552	$ 81,674,572	$ 1,942,610	$ 57,578,981	$ 53,290,433	$ 46,212,423